Execution Version

Exhibit 10.01

FIFTH AMENDMENT
TO
REVOLVING CREDIT AGREEMENT
dated as of
April 9, 2018
among

NUSTAR GP HOLDINGS, LLC,

RIVERWALK HOLDINGS, LLC,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of April 9, 2018, is among NUSTAR GP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”); RIVERWALK HOLDINGS, LLC, a Delaware limited liability company (the “Guarantor”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain 364-Day Revolving Credit Agreement dated as of June 28, 2013 (as amended by that certain First Amendment to 364-Day Revolving Credit Agreement dated as of June 17, 2014, that certain Second Amendment to Revolving Credit Agreement dated as of June 17, 2015, that certain Third Amendment to Revolving Credit Agreement dated as of June 16, 2016 and that certain Fourth Amendment to Revolving Credit Agreement dated as of June 27, 2017, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Articles and Sections in this Amendment refer to Articles and Sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means the earlier to occur of (i) August 8, 2018 and (ii) the Simplification Effective Time.
(b)    Each of the following definitions is hereby added to Section 1.01 in appropriate alphabetical order to read in its entirety as follows:

“Simplification Agreement” means that certain Agreement and Plan of Merger, dated as of February 7, 2018, by and among the MLP, Riverwalk Logistics, L.P., NuStar GP, LLC, Marshall Merger Sub LLC, a Delaware limited liability company, the Borrower and Riverwalk Holdings, LLC.
“Simplification Effective Time” means the “Effective Time” as defined in the Simplification Agreement.

2.2    Amendment to Section 6.11(b). Section 6.11(b) is hereby amended by replacing the reference therein to “$19,000,000” with “$7,000,000”.

Section 3.    Conditions Precedent. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02) (the “Fifth Amendment Effective Date”):

3.1    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Amendment on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.

3.2    The Administrative Agent shall have received from each Lender and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

3.3    The Administrative Agent shall have received (i) an amendment to the Guarantee and Pledge Agreement, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by the Borrower and the Guarantor (such amendment, the “Guarantee and Pledge Agreement Amendment”) and (ii) a unit power with respect to the additional Units pledged as Collateral pursuant to the Guarantee and Pledge Agreement Amendment, duly executed and delivered by the Guarantor, together with the original unit certificate representing such Units.

3.4    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.5    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the Guarantor, the authorization of this Amendment and the transactions contemplated hereby, and any other legal matters relating to the Borrower, the Guarantor, this Amendment and the Credit Agreement, as amended by this Amendment, or the transactions contemplated thereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

3.6    No Default shall have occurred and be continuing, after giving effect to the terms of this Amendment.

3.7    As of the Fifth Amendment Effective Date, the aggregate market value of the Units constituting Collateral shall be greater than $120,000,000.

Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantor hereby: (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Fifth Amendment Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; (d) confirms that the existing security interests granted by it in favor of the Administrative Agent and the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Borrower and the Restricted Subsidiaries under the Credit Agreement, as amended by this Amendment, as and to the extent provided in the Loan Documents; and (e) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3    Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.7    Consent to Guarantee and Pledge Agreement Amendment. Each Lender hereby consents to, and authorizes the Administrative Agent to enter into, the Guarantee and Pledge Agreement Amendment.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NUSTAR GP HOLDINGS, LLC, as Borrower

By:	/s/ Thomas R. Shoaf
Thomas R. Shoaf
Executive Vice President and Chief Financial Officer

RIVERWALK HOLDINGS, LLC, as Guarantor

By:	/s/ Thomas R. Shoaf
Thomas R. Shoaf
Executive Vice President and Chief Financial Officer

Signature Page to Fifth Amendment to
Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ Travis Watson
Name: Travis Watson
Title: Vice President

Signature Page to Fifth Amendment to
Revolving Credit Agreement

SUNTRUST BANK, as a Lender and as Syndication Agent

By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

Signature Page to Fifth Amendment to
Revolving Credit Agreement

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Signature Page to Fifth Amendment to
Revolving Credit Agreement

FROST BANK, as a Lender

By:	/s/ M. Luke Healy
Name: M. Luke Healy
Title: Vice President

Signature Page to Fifth Amendment to
Revolving Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name: Borden Tennant
Title: Vice President

Signature Page to Fifth Amendment to
Revolving Credit Agreement